Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SECURITY FEDERAL CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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238 Richland Avenue NW Post Office Box 810 (29802) Aiken, South Carolina 29801

April 30, 2020

Notice: Changing the 2020 Annual Meeting of Shareholders Format

Dear Fellow Shareholder:

As a result of the continuing public health impact of the coronavirus outbreak (COVID-19) and to protect the health and well-being of our shareholders, directors, officers and employees, we are changing the format of the 2020 Annual Meeting of Shareholders.  As previously announced, the annual meeting will be held on Thursday, May 21, 2020, at 11:00 a.m. Eastern Daylight Time.  In light of public health concerns regarding the coronavirus outbreak, the annual meeting will be held in telephonic format only and you will not be able to physically attend the meeting.

As described in the previously distributed proxy materials for the annual meeting, you are entitled to participate in the annual meeting if you were a shareholder at the close of business on March 12, 2020, the voting record date. You may join the annual meeting by dialing toll free (877) 568 4106.  When prompted, enter the access code 513-449-253#.  You will only be able to listen during the meeting; therefore, we will be pleased to answer any questions you may have before or after the meeting.  If you have any questions, please call Chris Verenes, Roy Lindburg or Jessica Cummins at (803) 641-3000 or toll free at (866) 851-3000 or submit your question by email to bank@securityfederalbank.com.  We have included with this letter presentation materials that will be discussed during the meeting of shareholders.

We would also like to point out that there is an incorrect statement on the first page of the proxy statement.  As correctly noted in other places in the proxy statement and on the proxy card, four directors have been nominated for election at the meeting, each for a three-year term.  No director has been nominated for a one-year term.

Thank you again for your continued support of Security Federal Corporation.

Sincerely,

/s/Timothy W. Simmons

Timothy W. Simmons
Chairman of the Board

238 Richland Avenue NW Post Office Box 810 (29802) Aiken, South Carolina 29801
www.securityfederalbank.com
Main 803.641.3000    Toll Free 866.851.3000

#BankLocal

Security Federal Corporation
Annual Meeting of Shareholders
Financial Presentation

1

NET INCOME
SECURITY FEDERAL CORPORATION

$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Thousands
+8%
$5,676
$6,162
$5,918
$7,207
$7,794
2015
2016
2017
2018
2019

2

NET INCOME
SECURITY FEDERAL CORPORATION

7% AVERAGE ANNUAL OVER 20 YRS
Thousands
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

3

TOTAL ASSETS
SECURITY FEDERAL CORPORATION
+6%
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$800
$813
$869
$913
$963
2015
2016
2017
2018
2019

4

TOTAL GROSS LOANS
SECURITY FEDERAL CORPORATION
+6%
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Millions
$342
$372
$406
$447
$473
2015
2016
2017
2018
2019

5

NON- PERFORMING ASSETS
AS A % OF TOTAL ASSETS
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Thousands
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.4%
1.0%
0.8%
0.9%
0.4%
2015
2016
2017
2018
2019
Non-Performing Assets
% Of Total Assets

6

CHECKING AND SAVINGS DEPOSITS
SECURITY FEDERAL CORPORATION
Thousands
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
12/2015
12/2016
12/2017
12/2018
12/2019
16% Growth
40.3% of Total Deposits
28.7% of Total Deposits
PERSONAL CHECKING
COMM CHECKING
SAVINGS

7

NET INTEREST INCOME
SECURITY FEDERAL CORPORATION

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Thousands
+4%
2015
2016
2017
2018
2019

8

NON-INTEREST INCOME
SECURITY FEDERAL CORPORATION

1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
0.70%
0.65%
0.60%
0.55%
0.50%
+19%
0.92%
0.71%
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Thousands
2015
2016
2017
2018
2019
Non- Interest Income
National Peers
SFB

9

US TREASURY RATES
(*PRIOR YEAR SLIDE*)

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
One Year
Ten Year
12/03
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18

10

US TREASURY RATES
SECURITY FEDERAL CORPORATION
ONE YEAR
TEN YEAR
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
12/08
12/09
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19

11

US TREASURY RATES THROUGH 2020
SECURITY FEDERAL CORPORATION

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
One Year
Ten Year
12/16
06/19
03/20

12

CURRENT ENVIRONMENT

(PRIOR YEAR SLIDE)

- How do we prepare for all possible environments?
  - Diversify Income and Risk
  - Build Reserves
    - Allowance for Loan Losses
    - Capital

13

BANK CAPITAL RESERVES

– In November 2019, Security Federal Corporation issued $30 million in subordinated debentures.
– Security Federal Corporation took $10 million of the proceeds of this issuance and injected into Security Federal Bank as capital.
– The remaining $20 million can be injected as needed to provide capital to the Bank.

14

CAPITAL RATIOS
SECURITY FEDERAL BANK

20%
16%
12%
8%
4%
9.80%
10.40%
16.20%
18.20%
17.50%
19.40%
Leverage
Tier 1 Risk Based
Total Risk Based
2018
2019

15

TOTAL RISK- BASED CAPITAL RATIO (% OF RISK WEIGHTED ASSETS)

WELL CAPITALIZED
10.00%
NATIONAL PEERS
15.85%
LOCAL PEERS- SC/ GA
16.43%
SECURITY FEDERAL BANK
19.44%
$108 million vs $88 million
$20 MILLION IN EXCESS CAPITAL
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%

16

ALLOWANCE FOR LOAN LOSSES (AS A % OF TOTAL LOANS)

NATIONAL PEERS
1.25%
$9.3 million vs $5.8 million
$3.5 MILLION MORE IN LOAN RESERVES
LOCAL PEERS- SC/ GA
1.27%
SECURITY FEDERAL BANK
2.01%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%

17

OUR FOCUS IN 2020

- The health and well-being of our employees and customers
- Helping our customers and communities weather the storm
  - Participation in the Payroll Protection Program
  - Staying in communication with customers
- Building reserves
- Maintaining a strong liquidity position

18

ANNUAL DIVIDEND RATE
SECURITY FEDERAL CORPORATION

$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
6/91
6/95
6/99
6/03
6/07
6/11
3/15
3/19
$0.40

-FIRST DIVIDEND WAS PAID IN MARCH 1991
-NOW $0.40/ SHARE ANNUALLY
-DIVIDEND YIELD ON CURRENT PRICE IS 1.4%

20

STOCK PRICES
SECURITY FEDERAL CORPORATION

$40
$35
$30
$25
$20
$15
$10
$5
$-
$35.00
$28.30
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2012
2014
2016
2018

21

$100 INVESTED ON 10/31/87 WOULD BE AT MARCH 31, 2020

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
10.2% W/ DIV
$2,336
9.1% RETURN
$1,680
$2,585
$1,153
$292
1 Year Treasury
S & P 500 Index
Russell 2000 Index
Security Federal Corporation Stock

RUSSELL 2000 INDEX – 7.3% RETURN

S&P 500 INDEX – 7.4% RETURN

1 YR UST– 3.4% RETURN

22